Citizens Investment Trust:          Power of Attorney



The undersigned hereby constitutes and appoints Sophia Collier and Joseph F. Keefe with full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

In Witness Whereof, the undersigned has hereunto set his or her hand this 1st day of December 1997.

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        /s/   Azie Taylor Morton*
        ----------------------------------
Signature     (Azie Taylor Morton)


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Azie Taylor Morton
Printed Name

Citizens Investment Trust:          Power of Attorney



The undersigned hereby constitutes and appoints Sophia Collier and Joseph F. Keefe with full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

In Witness Whereof, the undersigned has hereunto set his or her hand this 1st day of December 1997.

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        /s/   William Glenn*
        ----------------------------------
Signature     (William Glenn)

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William Glenn
Printed Name

Citizens Investment Trust:          Power of Attorney



The undersigned hereby constitutes and appoints Sophia Collier and Joseph F. Keefe with full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

In Witness Whereof, the undersigned has hereunto set his or her hand this 1st day of December 1997.

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        /s/   Ada Sanchez
        ----------------------------------
Signature     (Ada Sanchez)

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Ada Sanchez
Printed Name

Citizens Investment Trust:          Power of Attorney



The undersigned hereby constitutes and appoints Sophia Collier and Joseph F. Keefe with full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

In Witness Whereof, the undersigned has hereunto set his or her hand this 1st day of December 1997.

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       /s/    J.D. Nelson*
        ----------------------------------
Signature     (J.D. Nelson)

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J.D. Nelson
Printed Name

Citizens Investment Trust:          Power of Attorney



The undersigned hereby constitutes and appoints Sophia Collier and Joseph F. Keefe with full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

In Witness Whereof, the undersigned has hereunto set his or her hand this 1st day of December 1997.

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        /s/   Juliana Eades*
        ----------------------------------
Signature     (Juliana Eades)

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Juliana Eades
Printed Name

Citizens Investment Trust:          Power of Attorney



The undersigned hereby constitutes and appoints Sophia Collier and Joseph F. Keefe with full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

In Witness Whereof, the undersigned has hereunto set his or her hand this 1st day of December 1997.

-----------------------------------------------------------------------

        /s/   Lokelani Devone*
        ----------------------------------
Signature     (Lokelani Devone)

-----------------------------------------------------------------------

Lokelani Devone
Printed Name

Citizens Investment Trust:          Power of Attorney



The undersigned hereby constitutes and appoints Sophia Collier and Joseph F. Keefe with full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

In Witness Whereof, the undersigned has hereunto set his or her hand this 1st day of December 1997.

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        /s/   Robert B. Reich*
        ----------------------------------
Signature     (Robert B. Reich)

-----------------------------------------------------------------------

Robert B. Reich
Printed Name

Citizens Investment Trust:          Power of Attorney



The undersigned hereby constitutes and appoints Sophia Collier and Joseph F. Keefe with full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

In Witness Whereof, the undersigned has hereunto set his or her hand this 1st day of December 1997.

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        /s/   Mitchell Johnson*
        ----------------------------------
Signature     (Mitchell Johnson)

-----------------------------------------------------------------------

Mitchell Johnson
Printed Name

Citizens Investment Trust:          Power of Attorney



The undersigned hereby constitutes and appoints Sophia Collier and Joseph F. Keefe with full powers of substitution as his or her true and lawful attorney and agent to execute in his or her name or on his or her behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Citizens Investment Trust ("the Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any all other instruments which such attorneys and agents, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his or her own act and deed all that such attorneys and agents shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

In Witness Whereof, the undersigned has hereunto set his or her hand this 1st day of December 1997.

-----------------------------------------------------------------------

        /s/   Sophia Collier*
        ----------------------------------
Signature     (Sophia Collier)

-----------------------------------------------------------------------

Sophia Collier
Printed Name